EXHIBIT 99.1

Akorn Outlines Timeline for 2015 Form 10-K Filing, First Quarter 2016 Form 10-Q Filing and Investor Conference Calls

LAKE FOREST, Ill., May 06, 2016 (GLOBE NEWSWIRE) -- Akorn, Inc. (Nasdaq:AKRX), a leading specialty generic pharmaceutical company, today announced the target dates for upcoming filings and press releases.  On Monday, May 9, 2016 after market close, the Company plans to file a comprehensive Annual Report on Form 10-K for the year ended December 31, 2015.  The comprehensive Form 10-K will contain the consolidated financial statements for the year ended December 31, 2015 and consolidated restated financial statements for the year ended December 31, 2014.  In addition, the Company plans to issue a press release with the audited 2015 and audited and restated 2014 results, and non-GAAP financial measures.

With respect to its Form 10-Q for the first quarter ended March 31, 2016, the Company plans to file for the automatic extension afforded by Form 12b-25 on May 11, 2016.  Subsequently, after market close on Monday, May 16, 2016 and within the aforementioned automatic extension period, the Company plans to file the Form 10-Q for the first quarter ended March 31, 2016.  In addition, the Company plans to issue a press release outlining the quarterly results and non-GAAP financial measures and providing a business update.

2015 Form 10-K Conference Call and Webcast Details

Akorn’s management plans to hold a conference call with interested investors and analysts at 10:00 am ET on Tuesday, May 10, 2016 to discuss the Company’s audited 2015 and audited and restated 2014 results.  The dial-in number to access the call is (844) 249-9382 in the U.S. and Canada and (270) 823-1530 for international callers. The conference ID is 7498448. To access the live webcast, please go to Akorn’s Investor Relations website at http://investors.akorn.com.

A webcast replay of the conference call will be available shortly following the conclusion of the call and will be available for 90 days. To access the replay, please go to Akorn’s Investor Relations website at http://investors.akorn.com.

First Quarter 2016 Conference Call and Webcast Details

Akorn’s management plans to hold a conference call with interested investors and analysts at 10:00 am ET on Tuesday, May 17, 2016 to discuss first quarter 2016 results and provide a business update.  The dial-in number to access the call is (844) 249-9382 in the U.S. and Canada and (270) 823-1530 for international callers. The conference ID is 6587836. To access the live webcast, please go to Akorn’s Investor Relations website at http://investors.akorn.com.

A webcast replay of the conference call will be available shortly following the conclusion of the call and will be available for 90 days. To access the replay, please go to Akorn’s Investor Relations website at http://investors.akorn.com.

About Akorn:

Akorn, Inc. is a specialty generic pharmaceutical company engaged in the development, manufacture and marketing of multisource and branded pharmaceuticals. Akorn has manufacturing facilities located in Decatur, Illinois; Somerset, New Jersey; Amityville, New York; Hettlingen, Switzerland and Paonta Sahib, India that manufacture ophthalmic, injectable and specialty sterile and non-sterile pharmaceuticals. Additional information is available on Akorn’s website at www.akorn.com.

Forward Looking Statements

This press release includes statements that may constitute "forward looking statements", including the expected timing of filings and conference calls and other statements regarding Akorn's goals and strategy. When used in this document, the words “plans,” “intends,” “will,” “anticipates,” “believes,” “estimates,” “expects” and similar expressions are generally intended to identify forward-looking statements. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Because such statements inherently involve risks and uncertainties, actual future results may differ materially from those expressed or implied by such forward-looking statements. You can identify these statements by the fact that they do not relate strictly to historical or current facts. Factors that could cause or contribute to such differences include, but are not limited to: the difficulty of predicting the timing of the completion of our restatement, the timing of the related filings and conference calls, and such other risks and uncertainties outlined in Akorn's public filings with the SEC and in other written or oral investor communications, which could adversely affect our results. Except as expressly required by law, Akorn disclaims any intent or obligation to update these forward-looking statements.

Investors/Media:
Stephanie Carrington
ICR, Inc.
(646) 277-1282
Stephanie.carrington@icrinc.com